Exhibit 23.1

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3ASR No. 333-193889) of Zynga Inc.,
(2)	Registration Statement (Form S-8 No. 333-229930) pertaining to the 2011 Equity Incentive Plan and 2011 Employee Stock Purchase Plan of Zynga Inc.,
(3)	Registration Statement (Form S-8 No. 333-223109) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(4)	Registration Statement (Form S-8 No. 333-217752) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(5)	Registration Statement (Form S-8 No. 333-211201) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(6)	Registration Statement (Form S-8 No. 333-206185) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(7)	Registration Statement (Form S-8 No. 333-199959) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(8)

Registration Statement (Form S-8 No. 333-193914) pertaining to the Zynga Inc. 2011 Equity Incentive Plan (as successor to the NaturalMotion Limited Option Plan and the NaturalMotion Limited Enterprise Management Incentive Scheme),

(9)	Registration Statement (Form S-8 No. 333-188282) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(10)	Registration Statement (Form S-8 No. 333-183406) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc., and

(11)	Registration Statement (Form S-8 No. 333-178529) pertaining to the 2007 Equity Incentive Plan, 2011 Equity Incentive Plan and 2011 Employee Stock Purchase Plan of Zynga Inc.

of our report dated March 20, 2019, with respect to the consolidated financial statements of Small Giant Games Oy, included in this Current Report on Form 8-K/A.

/s/ Ernst & Young LLP

San Francisco, CA
March 20, 2019